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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2003

KEYSTONE PROPERTY TRUST
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-12514 (Commission File Number)	84-1246585 (IRS Employer Identification No.)
200 Four Falls Corporate Center, Suite 208 West Conshohocken, PA 19428 (Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code: (484) 530-1800

        The purpose of this filing is to report the acquisition of 2040 North Union Street (the "Sears Property"), the probable closing of the Capital Business Center ("Capital Business Center") acquisition, the disposition of the Upstate New York Portfolio (the "Upstate New York Portfolio"), the probable closing of the joint venture with the Mercantile Safe Deposit and Trust Company as Trustee for the AFL-CIO Building Investment Trust (the "BIT JV") and to file the required Item 7 pro forma information related to these transactions. The acquisition of the Sears Property is not a significant transaction.

ITEM 2.    ACQUISITION

        On January 3, 2003, Keystone Property Trust (the "Company"), through Keystone Operating Partnership, L.P. (the "Operating Partnership"), acquired a 507,000 square foot industrial property known as the Sears Property in Middletown, Pennsylvania. Total consideration for this acquisition was approximately $21.0 million, including closing costs, and was funded using approximately $8.7 million in cash ($8.0 million from the Company's line of credit facility) and $12.3 million of assumed debt (at 8.11%) from The Prudential Insurance Company of America. The sellers of the Sears Property, Mark G. Caldwell and Martin L. Grass, trading as Double M Development Company, were unaffiliated with the Company and its subsidiary partnerships at the time of the execution of the purchase and sale agreement. The Company intends to place the Sears Property in service as an operating property in its portfolio.

        The following information pertains to the property acquired by the Company is as follows:

Property Address	Location	Leaseable Square Feet	Occupancy January 31, 2003	Year Built/ Renovated	Major Tenant
2040 North Union Street	Middletown, PA	507,000	100%	1996	Sears Logistic Services, Inc.

ITEM 5.    OTHER EVENTS

UPSTATE NEW YORK PORTFOLIO DISPOSITION

        On December 13, 2002, the Company disposed of the Upstate New York Portfolio for $178.3 million in a sale to Nocha, LLC (the "Buyer"). The disposition consisted of 34 properties totaling 3.9 million square feet ("SF"), which included 19 office properties (1.3 million SF) and 15 industrial properties (2.6 million SF). Of the 3.9 million SF disposed, over 2.5 million SF consists of 29 non-core office and industrial properties located in the Albany, Syracuse, and Rochester markets of New York State. Of the 29 New York properties, 19 properties (1.3 million SF) were office assets and 10 properties (1.2 million SF) were industrial assets. The Albany market included 10 properties, seven office assets (391,375 SF) and three industrial assets (396,645 SF). In the Syracuse market, there were 15 properties including 11 office assets (910,230 SF) and four industrial assets (655,500 SF). In the Rochester market, there were four properties including one office asset (26,700 SF) and three industrial assets (174,180 SF). Additionally, five other industrial assets were disposed of as part of the package including 433,500 SF in Central Ohio and 906,062 SF in Pennsylvania. The consummation of this disposition and required pro-forma information was filed by the Company in a Current Report on Form 8-K dated December 27, 2002, and is included herein to make the pro-forma information, presented herein, more meaningful and supersedes any prior proforma information related thereto.

        Total consideration for this disposition was approximately $178.3 million, of which the Buyer assumed approximately $106 million of fixed rate mortgage debt with an average interest rate of 7.68%, which included $92 million of conduit financing, and approximately $7.8 million of mortgage debt which was repaid by the Buyer simultaneously with the closing of the sale. The Company also repaid

2

approximately $17.5 million of variable rate debt under the Company's $125 million unsecured revolving credit facility with the proceeds of the disposition. Approximately $17.2 million of net proceeds were deposited into 1031 exchange cash accounts to fund possible future acquisitions. The remaining net proceeds were used to pay closing costs of the transaction. Lastly, the Company retained a $27 million preferred equity investment in the portfolio, which is entitled to an 11% preferred return.

        The Buyer of the Upstate New York Portfolio was unaffiliated with the Company and its subsidiary partnerships at the time of the execution of the Contribution and Sale Agreement. The Company based its determination of the sale price of these properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies, and opportunities to retain and attract tenants. The sales price was determined through an arm's length negotiation between the Company and the Buyer.

CAPITAL BUSINESS CENTER-PROBABLE ACQUISITION

        On January 31, 2003, the Company, through the Operating Partnership entered into an agreement to acquire Capital Business Center which is a portfolio of properties consisting of six warehouse buildings located near Harrisburg, Pennsylvania totaling approximately 1.6 million square feet. Total consideration for this acquisition is estimated to be approximately $47.5 million, excluding closing costs, and is expected to be funded using borrowings under the Company's line of credit facility and cash generated from the sale of properties to a joint venture. The Company expects to consummate this transaction in the first quarter of 2003. The sellers of the Capital Business Center, Capital Lane Property Holding, LP and Capital Lane Property Holding II, LP, were unaffiliated entities at the time of the execution of the purchase and sale agreement. The Company intends to place the Capital Business Center properties in service as operating properties.

        The properties to be acquired by the Company are as follows:

Property Address	Location	Leaseable Square Feet	Occupancy January 31, 2003	Year Built/ Renovated	Major Tenants
400 First Street, Bldg. 1	Middletown, PA	167,500	100.0%	1959/1996	Exel Logistics, Inc.
401 First Street	Middletown, PA	490,140	100.0%	1963/1996	Exel Logistics, Inc.
500 Industrial Lane	Middletown, PA	115,890	100.0%	1970/1996	Exel Logistics, Inc.
400 First Street, Bldg. 6	Middletown, PA	242,824	100.0%	1998	SED International, Inc.
600 Hunter Lane	Middletown, PA	216,387	100.0%	1996	United Fixtures Company
300 Hunter Lane	Middletown, PA	321,333	100.0%	1996	Electrolux Home Products

Total		1,554,074

BIT JV PROPERTIES-PROBABLE DISPOSITION

        The Company intends to enter into a joint venture agreement (the "Agreement") with the Mercantile Safe Deposit and Trust Company as Trustee for the AFL-CIO Building Investment Trust ("AFL-CIO") to form a joint venture ("the BIT JV") to own industrial warehouse properties. The Company will sell six properties and contribute two properties (such eight properties, the "BIT JV Properties") located in New Jersey, Indiana and Pennsylvania consisting of approximately 2.0 million square feet to the joint venture at a fair value of approximately $90.3 million. The Company will receive approximately $36 million of cash from this transaction and expects to recognize a gain of approximately $3.2 million at closing. The Company expected to obtain a 20% ownership interest in the BIT JV and Keystone Realty Services, Inc. (the "Management Company") will be the exclusive management and leasing agent of the properties owned by the BIT JV. The Company expects to consummate this transaction in the first quarter of 2003. The AFL-CIO is unaffiliated with the Company and its subsidiary partnerships.

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        The properties to be sold or contributed to the BIT JV are as follows:

Property Address	Location	Leaseable Square Feet	Occupancy January 31, 2003	Year Built	Major Tenants
34 Englehard Drive	Cranbury, NJ	203,404	100.0%	1979	Setco, Inc.
6829 Ruppsville Road	Allentown, PA	100,000	100.0%	1986	TruServ Corporation
6831 Ruppsville Road	Allentown, PA	80,000	100.0%	1987	Vanguard Manufacturing, Inc.
7520 Morris Court	Allentown, PA	154,156	83.9%	1989	J.C. Penney Company, Inc.
7566 Morris Court	Allentown, PA	111,300	100.0%	1991	G&T Industries, Inc.
4400 West 96th Street	Indianapolis, IN	100,000	100.0%	1998	Support Net
501 Airtech Drive	Plainfield, IN	495,740	100.0%	2000	Brightpoint North America, Inc.
558 Airtech Drive	Plainfield, IN	798,096	100.0%	2001	Belkin Corporation

Total		2,042,696

        The Company based its determination of the purchase price of the Sears Property and of Capital Business Center and the sales price of the BIT JV Properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract tenants. The prices were determined through arm's length negotiations between the Company and the applicable third parties. The Company has included audited financial statements for the Sears Property and Capital Business Center prepared pursuant to Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Due to the non-related party nature of these transactions, only audited statements for the year ended December 31, 2001 are required. The Company is not aware of any material factors relating to these properties that would cause the reported financial information not to be necessarily indicative of future operating results.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)
PRO FORMA FINANCIAL INFORMATION

  Unaudited pro forma condensed consolidated financial information which sets forth the Company's acquisition of the Sears Property, the probable acquisition of Capital Business Center, the disposition of the Upstate New York Portfolio and the probable disposition of the BIT JV Properties as of and for the nine-month period ended September 30, 2002 and for the year ended December 31, 2001 are included on pages F-1 to F-12.

(b)
FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

  The statements of revenue and certain operating expenses of the Sears Property and Capital Business Center for the year ended December 31, 2001 (audited) and the unaudited statements of revenue and certain operating expenses of the Sears Property and Capital Business Center for the nine-month period ended September 30, 2002 are included on pages F-13 to F-19.

(c)
EXHIBITS

10.1	Agreement of Sale and Purchase between Mark G. Caldwell and Martin L. Grass, trading as Double M Development Company and Keystone Operating Partnership, L.P.
10.2	Purchase and Sale Agreement between Capital Lane Property Holding, L.P. and Capital Lane Property Holding II, L.P. and Keystone Operating Partnership, L.P.
23.1	Consent of Ernst & Young, LLP

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KEYSTONE PROPERTY TRUST
Date: February 10, 2003	By:	/s/ JEFFREY E. KELTER Jeffrey E. Kelter President and Chief Executive Officer
Date: February 10, 2003	By:	/s/ TIMOTHY E. MCKENNA Timothy E. McKenna Senior Vice President and Chief Financial Officer
Date: February 10, 2003	By:	/s/ J. PETER LLOYD J. Peter Lloyd Vice President and Chief Accounting Officer

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KEYSTONE PROPERTY TRUST

INDEX

I.	UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
	•	Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2002	F-4
	•	Pro Forma Condensed Consolidated Statement of Operations for the nine-month period ended September 30, 2002	F-5
	•	Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2001	F-6
	•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information	F-7
II.	SEARS PROPERTY
	•	Report of Independent Auditors	F-13
	•	Statement of Revenue and Certain Expenses for the nine-month period ended September 30, 2002 (unaudited) and year ended December 31, 2001	F-14
	•	Notes to Statement of Revenue and Certain Expenses	F-15
III.	CAPITAL BUSINESS CENTER
	•	Report of Independent Auditors	F-16
	•	Combined Statements of Revenue and Certain Expenses for the nine-month period ended September 30, 2002 (unaudited) and year ended December 31, 2001	F-17
	•	Notes to Combined Statements of Revenue and Certain Expenses	F-18

KEYSTONE PROPERTY TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following sets forth the unaudited pro forma condensed consolidated balance sheet as of September 30, 2002 and the unaudited pro forma condensed consolidated statements of operations for Keystone Property Trust (the "Company") for the nine months ended September 30, 2002 and the year ended December 31, 2001.

        The pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company filed pursuant to the rules and regulations of the Securities and Exchange Commission. The pro forma condensed consolidated financial statements do not purport to represent our financial position or results of operations that would actually have occurred had the following events occurred on September 30, 2002 or the first day of each period presented, nor do they purport to project our financial position or results of operations as of any future date or for any future period.

        The unaudited pro forma condensed consolidated financial information is presented as if the following events occurred on September 30, 2002 for balance sheet purposes and as of the beginning of each period presented for the proforma condensed consolidated statements of operations.

        On December 13, 2002, the Company closed the Upstate New York Portfolio disposition for consideration of approximately $178.3 million, of which Nocha, LLC (the "Buyer") assumed approximately $106 million of the Company's fixed rate mortgage debt with an average interest rate of 7.68%, which included $92 million of conduit financing, and approximately $7.8 million of mortgage debt which was repaid by the Buyer simultaneously with the closing of the sale. The Company also repaid approximately $17.5 million of variable rate debt under the Company's $125 million unsecured revolving credit facility with the proceeds of the disposition. Approximately $17.2 million of net proceeds were deposited into 1031 exchange cash accounts to fund possible future acquisitions. The remaining net proceeds were used to pay closing costs of the transaction. Lastly, the Company retained a $27 million preferred equity investment in the portfolio, which is entitled to an 11% preferred return.

        On January 3, 2003, Keystone Property Trust (the "Company"), through Keystone Operating Partnership, L.P. (the "Operating Partnership"), acquired a 507,000 square foot industrial property located at 2040 North Union Street (the "Sears Property") in Middletown, Pennsylvania. Total consideration for this acquisition was approximately $21.0 million, including closing costs, and was funded using approximately $8.7 million in cash ($8.0 million from the Company's line of credit facility), and $12.3 million of assumed debt at an interest rate of 8.11%.

        On January 31, 2003, the Company entered into an agreement to acquire a portfolio consisting of six warehouse buildings located near Harrisburg, Pennsylvania totaling approximately 1.6 million square feet ("Capital Business Center"). The cost of this acquisition is approximately $47.5 million, excluding closing costs, and is expected to be funded using the Company's line of credit facility. The Company expects to consummate this transaction in the first quarter of 2003 and believes that it is probable that this acquisition will occur.

        The Company intends to enter into a joint venture agreement (the "Agreement") with the Mercantile Safe Deposit and Trust Company as Trustee for the AFL-CIO Building Investment Trust ("AFL-CIO") to form a joint venture to own industrial warehouse properties (the "BIT JV"). The Company will sell six properties and contribute two properties (such eight properties, the "BIT JV Properties") located in New Jersey, Indiana and Pennsylvania consisting of approximately 2.0 million square feet to the joint venture at a fair value of approximately $90.3 million. The Company expects to obtain a 20% ownership interest in the BIT JV and Keystone Realty Services, Inc. (the "Management Company") will be the exclusive management and leasing agent of the properties owned by the BIT JV.

The Company expects to consummate this transaction in the first quarter of 2003 and believes that the transaction is probable. The AFL-CIO is unaffiliated with the Company and its subsidiary partnerships.

        The statements contained in this filing may include forward-looking statements within the meaning of the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and re-leasing activities. Additional information on factors, which could impact the Company and the forward-looking statements contained herein, are detailed in the Company's filings with the Securities and Exchange Commission.

KEYSTONE PROPERTY TRUST

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET—

AS OF SEPTEMBER 30, 2002

(Unaudited—in thousands)

	The Company	Upstate NY Disposition (2A)	Other Acquisitions and Dispositions, Net(2A)	The Company Pro Forma
	(restated)
Assets
Investment in real estate, net	$550,886	$—	$(12,628)	$538,258
Real estate assets held for sale	167,854	(167,854)	—	—
Equity method investments	26,141	27,000	13,057	66,198
Cash and cash equivalents	514	—	623	1,137
Restricted cash	488	14,270	(629)	14,129
Accounts receivable and other	10,677	—	(2,874)	7,803
Other assets, net	14,552	—	(1,861)	12,691
Other assets held for sale	9,835	(9,835)	—	—

Total assets	$780,947	$(136,419)	$(4,312)	$640,216

Liabilities and Shareholders' Equity
Liabilities:
Mortgage notes and other debt	$317,628	$(17,534)	$(6,878)	$293,216
Liabilities related to assets held for sale	118,885	(118,885)	—	—
Accrued and other liabilities	13,011	—	(590)	12,421
Minority interest	36,237	—	—	36,237
Convertible preferred units	52,892	—	—	52,892
Shareholders' equity
Preferred stock	1	—	—	1
Common stock	21	—	—	21
Additional paid-in capital	295,107	—	—	295,107
Loans to employees to purchase common shares and deferred compensation	(7,674)	—	—	(7,674)
Cumulative net income	22,208	—	3,156	25,364
Cumulative dividends	(67,369)	—	—	(67,369)

Total shareholders' equity	242,294	—	3,156	245,450

Total liabilities and shareholders' equity	$780,947	$(136,419)	$(4,312)	$640,216

The accompanying notes are an integral part of this statement.

KEYSTONE PROPERTY TRUST

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2002 (Note 3)

(Unaudited—in thousands, except share and per share data)

	The Company Historical	Upstate NY Disposition(3a)	Subtotal	Other Acquisitions and Dispositions, Net(3a)	Other Pro Forma Adjustments		The Company Pro Forma
	(restated)
REVENUE:
Rents	$63,295	$(20,312)	$42,983	$(1,881)	$—		$41,102
Reimbursement revenue and other income	9,984	(3,962)	6,022	1,014	—		7,036

Total revenue	73,279	(24,274)	49,005	(867)	—		48,138
OPERATING EXPENSES:
Property operating expenses	12,995	(7,581)	5,414	1,219	—		6,633
General and administrative	5,980	—	5,980	—	—		5,980
Interest expense	18,329	(7,240)	11,089	(888)	—		10,201
Depreciation and amortization	15,575	(4,655)	10,920	(471)	—		10,449
Provision for asset impairment	30,200	—	30,200	—	(30,200	)(b)	—
Employee termination costs	930	—	930	—	—		930

Total operating expenses	84,009	(19,476)	64,533	(140)	(30,200)		34,193
Income (Loss) before equity in income from equity method investments, and losses on sales of assets	(10,730)						13,945

Equity in income from equity method investments	583				3,344	(c)	3,927
Losses on sales of assets	(430)						(430)

Income (Loss) before distributions to preferred unit holders and minority interest of unit holders in operating partnership	(10,577)						17,442
Distributions to preferred unit holders	(4,317)						(4,317)

Income (Loss) before minority interest of unit holders in operating partnership	(14,894)						13,125
Minority interest of unit holders in operating partnership	3,987				(6,574	)(d)	(2,587)

Income (Loss) from continuing operations	$(10,907)						$10,538

Income allocated to preferred shareholders	$(2,673)						$(2,673)

Income (Loss) from continuing operations per common share—basic	$(0.72)						$0.42

Income (Loss) from continuing operations per common share—diluted	$(0.72)						$0.41

Weighted average common shares outstanding—basic	18,845,599						18,845,599

Weighted average common shares outstanding—diluted	18,845,599						18,951,909

The accompanying notes are an integral part of this statement.

KEYSTONE PROPERTY TRUST

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR YEAR ENDED DECEMBER 31, 2001 (Note 4)

(Unaudited in thousands, except share and per share data)

	The Company Historical (restated)	Upstate NY Disposition(4a)	Subtotal	Other Acquisitions and Dispositions, Net(4a)	Other Pro Forma Adjustments		The Company Pro Forma
REVENUE:
Rents and reimbursements	$92,370	$(28,360)	$64,010	$1,132	$—		$65,142
Reimbursement revenue and other income	14,200	(5,727)	8,473	1,783	—		10,256

Total revenue	106,570	(34,087)	72,483	2,915	—		75,398
OPERATING EXPENSES:
Property operating expenses	18,220	(10,054)	8,166	1,646	—		9,812
General and administrative	8,660	—	8,660	—	—		8,660
Interest expense	33,373	(9,977)	23,396	352	—		23,748
Depreciation and amortization	23,938	(6,184)	17,754	573	—		18,327

Total operating expenses	84,191	(26,215)	57,976	2,571	—		60,547
Income before equity in income from equity method investments, and gains on sales of assets	22,379						14,851

Equity in income from equity method investments	1,123				4,136	(b)	5,259
Gains on sales of assets	9,142						9,142

Income before distributions to preferred unitholders and minority interest of unitholders in operating partnership	32,644						29,252
Distributions to preferred unitholders	(7,057)						(7,057)

Income (Loss) before minority interest of unitholders in operating partnership	25,587						22,195
Minority interest of unitholders in operating partnership	(5,062)				(669	)(c)	(5,731)

Income from continuing operations	$20,525						$16,464

Income allocated to preferred shareholders	$(5,035)						$(5,035)

Income from continuing operations per common share—basic	$1.07						$0.79

Income from continuing operations per common share—diluted	$0.96						$0.79

Weighted average common shares outstanding—basic	14,518,099						14,518,099

Weighted average common shares outstanding—diluted	21,410,023						14,521,165

The accompanying notes are an integral part of this statement.

KEYSTONE PROPERTY TRUST

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.    BASIS OF PRESENTATION

        Keystone Property Trust (together with its subsidiaries, the "Company") is a fully integrated, self-administered, self-managed real estate investment trust ("REIT") engaged in the ownership, acquisition, development and management of industrial properties principally in the eastern portion of the United States. At December 31, 2002, the Company owned interests in a portfolio of 93 properties (the "Properties") comprised of 91 industrial properties, one office property and an investment in a direct financing lease, which aggregated approximately 20.0 million square feet.

        On December 13, 2002 the Company closed the Upstate New York Portfolio disposition for consideration of approximately $178.3 million, of which the Buyer assumed approximately $106 million of the Company's fixed rate mortgage debt with an average interest rate of 7.68%, which included $92 million of conduit financing, and approximately $7.8 million of mortgage debt which was repaid by the Buyer simultaneously with the closing of the sale. The Company also repaid approximately $17.5 million of variable rate debt under the Company's $125 million unsecured revolving credit facility with the proceeds of the disposition. Approximately $17.2 million of net proceeds were deposited into 1031 exchange cash accounts to fund possible future acquisitions. The remaining net proceeds were used to pay closing costs of the transaction. Lastly, Keystone retained a $27 million preferred equity investment in the portfolio, which is entitled to an 11% preferred return.

        On January 3, 2003, Keystone Property Trust (the "Company"), through Keystone Operating Partnership, L.P. (the "Operating Partnership"), acquired a 507,000 square foot industrial property located at 2040 North Union Street (the "Sears Property") in Middletown, Pennsylvania. Total consideration for this acquisition was approximately $21.0 million, including closing costs, and was funded using approximately $8.7 million in cash ($8.0 million from the Company's line of credit facility), and $12.3 million of assumed debt. The seller of the Sears Property was unaffiliated with the Company and its subsidiary partnerships at the time of the execution of the purchase and sale agreement.

        On January 31, 2003, the Company, through the Operating Partnership, entered into an agreement to acquire a portfolio of properties consisting of six industrial buildings located in Harrisburg, Pennsylvania totaling approximately 1.6 million square feet ("Capital Business Center"). Total consideration for this acquisition is estimated to be approximately $47.5 million, excluding closing costs, and is expected to be funded using borrowings under the Company's line of credit facility. The Company expects to consummate this transaction in the first quarter of 2003. The sellers of the Capital Business Center, Capital Lane Property Holding, LP and Capital Lane Property Holding II, LP, were unaffiliated entities at the time of the execution of the purchase and sale agreement.

        The Company intends to enter into a joint venture agreement (the "Agreement") with the Mercantile Safe Deposit and Trust Company as Trustee for AFL-CIO Building Investment Trust ("AFL-CIO") to form a joint venture to own industrial warehouse properties (the "BIT JV"). The Company will sell six properties and contribute two properties (such eight properties, the "BIT JV Properties") located in New Jersey, Indiana and Pennsylvania consisting of approximately 2.0 million square feet to the joint venture at a fair value of approximately $90.3 million. The Company expects to obtain a 20% ownership interest in the BIT JV and Keystone Realty Services, Inc. (the "Management Company") will be the exclusive management and leasing agent of the properties owned by the BIT JV. The Company expects to consummate this transaction in the first quarter of 2003. The AFL-CIO is unaffiliated with the Company and its subsidiary partnerships.

        These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company. The pro forma operating results included herein include the historical results and related pro forma adjustments to reflect the periods ended December 31, 2001 and September 30, 2002, as if these transactions had been consummated as of the beginning of these periods.

2.    ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2002 (in 000s)

A)
Adjustments to record the Company's acquisition, disposition, probable acquisition and probable disposition as follows:

	Investments in Real Estate, Net	Real Estate Assets Held for Sale	Equity Method Investments	Cash	Restricted Cash	Accounts Receivable	Other Assets	Other Assets- Held for Sale	Mortgage Debt	Liabilities Held for Sale, Accrued and Other Liabilities	Accrued and Other Liabilities	Gain on Partial Sale of Assets
Disposition
Upstate New York	$—	$(167,854)	$27,000	$—	$14,270	$—	$—	$(9,835)	$(17,534)	$(118,885)	$—	$—

Other Events
BIT JV-Disposition	$(81,631)	$—	$13,057	$16,089	$20,366	$(2,874)	$(1,761)	$—	$(39,099)	$—	$(811)	$3,156
Sears Property-Acquisition	20,553	—	—	623	(629)	—	(100)	—	20,226	—	221	—
Capital Business Center-Acquisition	48,450	—	—	(16,089)	(20,366)	—	—	—	11,995	—	—	—

TOTAL	$(12,628)	$—	$13,057	$623	$(629)	$(2,874)	$(1,861)	$—	$(6,878)	$—	$(590)	$3,156

        The costs of the acquired or to be acquired properties is allocated based on their respective fair values. The purchase allocation adjustments made in connection with the development of the pro forma condensed consolidated financial statements are based on information available at this time. Subsequent adjustments to the allocation may be made based on additional information.

3.    ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2002 (in 000s)

        The accompanying unaudited pro forma condensed statements of operations contain certain adjustments, which are explained below to give effect to the acquisitions and dispositions of the properties described in Note 1. The historical statements of revenue and certain expenses of the properties exclude certain expenses that would not be comparable with those resulting from the proposed future operations. The pro-forma adjustments include results of operations for the indicated periods of the properties based on our accounting policies where such policies differ from those which were applied in preparing the historical statements of the properties.

  2002—Historical Operations Adjustments:

(a)
Reflects the proforma adjustment related to historical operations for the nine months ended September 30, 2002:

	Revenue			Operating Expenses
	Minimum Rent	Tenant Reimbursements and Other Income	Subtotal	Property Operating Expenses
Upstate New York	$(20,312)	$(3,962)	$(24,274)	$(7,581)

Sears Property	1,531	301	1,832	300
Capital Business Center	3,734	1,220	4,954	1,667
BIT JV	(7,146)	(507)	(7,653)	(748)

Total	$(1,881)	$1,014	$(867)	$1,219

	Interest and Depreciation
	Interest Expense (i)	Depreciation and Amortization (ii)
Upstate New York	$(7,240)	$(4,655)

Sears Property	952	466
Capital Business Center	312	895
BIT JV	(2,152)	(1,832)

Total	$(888)	$(471)

Footnotes:

(i)
Pro forma interest expense/interest savings on mortgage debt with effective interest rates ranging from 3.47% to 8.11% for acquisition indebtedness and debt increases or decreases related to the transactions.

(ii)
Pro forma depreciation expense reflects calculated depreciation based on a 35-year useful life for acquired properties or the elimination of actual depreciation expense recorded on properties disposed.

  2002—Other Pro-Forma Adjustments:

b)
To eliminate the provision for asset impairment on the Upstate New York Portfolio which was recorded on September 30, 2002. The actual loss for the year ended December 31, 2002 was approximately $31 million.

c)
To adjust the equity in income from equity method investments for the 11% preferred return on the $27 million preferred equity investment ($2,228), to record equity in income from management fees earned by Keystone Realty Services, Inc. ($194), equity in earnings related to the Company's

  20% ownership in the BIT JV ($584) and asset management fees related to the Company's management of the BIT JV ($338).

d)
To adjust the minority interest's share of income in the Operating Partnership. The Company owned approximately 75.25% of the Operating Partnership. The adjustment to record the income effect of the minority interest share for the nine months ended September 30, 2002 in the pro forma statement of operations was computed as follows:

Pro forma revenue	$48,138
Pro forma expenses	(34,193)
Distributions to preferred unitholders and other	(6,990)
Pro forma equity in income from equity investments	3,927
Losses on sales of assets	(430)

Pro forma loss before minority interest	$10,452

Minority interest (24.75%)	$(2,587)
Minority interest for the nine months ended September 30, 2002	3,987

Adjustment required	$(6,574)

4.    ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001 (in 000'S)

        The accompanying unaudited pro forma condensed statements of operations contain certain adjustments, which are explained below to give effect to the acquisitions and dispositions of the properties described in Note 1. The historical statements of revenue and certain expenses of the properties exclude certain expenses that would not be comparable with those resulting from the proposed future operations. The pro-forma adjustments include results of operations for the indicated periods of the properties based on our accounting policies where such policies differ from those which were applied in preparing the historical statements of the properties.

  2001—Historical Operations Adjustments:

(a)
Adjustments to record the adjustments related to the historical operations for the year ended December 31, 2001:

	Revenue			Operating Expenses
	Minimum Rent	Tenant Reimbursements and Other Income	Subtotal	Property Operating Expenses
Upstate New York	$(28,360)	$(5,727)	$(34,087)	$(10,054)

Sears Property	1,775	323	2,098	335
Capital Business Center	5,025	1,665	6,690	1,721
BIT JV	(5,668)	(205)	(5,873)	(410)

Total	$1,132	$1,783	$2,915	$1,646

	Interest and Depreciation
	Interest Expense (i)	Depreciation and Amortization (ii)
Upstate New York	$(9,977)	$(6,184)

Sears Property	1,277	605
Capital Business Center	427	1,194
BIT JV	(1,352)	(1,226)

Total	$(352)	$573

Footnotes:

(i)
Pro forma interest expense/interest savings on mortgage debt with effective interest rates ranging from 3.56% to 8.11% for acquisition indebtedness and debt increases or decreases related to the transactions.

(ii)
Pro forma depreciation expense reflects calculated depreciation based on a 35-year useful life for acquired properties or the elimination of actual depreciation expense recorded on properties disposed.

  2001—Other Pro-Forma Adjustments:

b)
To adjust the equity in income from equity method investments for the 11% preferred return on the $27 million preferred equity investment ($2,970), to record equity in income from management fees earned by Keystone Realty Services, Inc. ($140), equity in earnings related to the Company's 20% ownership in the BIT JV ($576) and asset management fees related to the Company's management of the BIT JV ($450).

(c)
To adjust the minority interest's share of income in the Operating Partnership. The Company owned approximately 66.6% of the Operating Partnership. The adjustment to record the income effect of the minority interest share for the year ended December 31, 2001 in the pro forma statement of operations was computed as follows (in 000's):

Pro forma revenue	$75,398
Pro forma expenses	(60,547)
Distributions to preferred unitholders and other	(12,092)
Pro forma equity in income from equity investment	5,259
Gains on sale of assets	9,142

Pro forma income before minority interest	$17,160

Minority interest (33.4%)	$(5,731)
Minority interest for the year ended December 31, 2001	(5,062)

Adjustment required	$(669)

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Keystone Property Trust:

        We have audited the accompanying statement of revenue and certain expenses of 2040 North Union Street for the year ended December 31, 2001. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenue and certain expenses of 2040 North Union Street was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Keystone Property Trust as described in Note 1, and is not intended to be a complete presentation of revenues and expenses of 2040 North Union Street.

        In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of 2040 North Union Street for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

January 31, 2003
Philadelphia, Pennsylvania

2040 NORTH UNION STREET

STATEMENT OF REVENUE AND CERTAIN EXPENSES

	For the Nine Months Ended September 30, 2002 (unaudited)	For the Year Ended December 31, 2001
REVENUE:
Minimum Rent	$1,530,506	$1,774,500
Tenant Reimbursements	301,125	323,585

Total Revenue	1,831,631	2,098,085

CERTAIN EXPENSES:
Maintenance and Other Operating Expenses	1,542	14,326
Real Estate Taxes	274,486	300,007
Insurance	23,762	20,477

Total Certain Expenses	299,790	334,810

REVENUE IN EXCESS OF CERTAIN EXPENSES	$1,531,841	$1,763,275

The accompanying notes are an integral part of this financial statement.

2040 NORTH UNION STREET

NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

FOR THE PERIODS ENDING SEPTEMBER 30, 2002 AND DECEMBER 31, 2001

1.    BASIS OF PRESENTATION:

        The statements of revenue and certain expenses reflect the operations for the periods presented of 2040 North Union Street, located in Middletown, PA (the "Property"). The 2040 North Union Street property was acquired by Keystone Property Trust (the "Company") on January 3, 2003 for approximately $21.0 million. The Property is an industrial property comprising 507,000 of aggregate net rentable square feet and was acquired from Double M Development Company.

        The statements of revenue and certain expenses have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. These financial statements are not representative of the actual operations of the Property for the periods presented, as certain expenses that may not be comparable to those expenses to be incurred in the proposed future operations of the Property have been excluded. Expenses excluded consist of depreciation, amortization, interest, and other costs.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. The ultimate results could differ from those estimates.

        The statement of revenue and certain expenses for the nine months ended September 30, 2002 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the statement of revenue and certain expenses for the interim period have been included. The results of the interim period are not necessarily indicative of the results for the full year.

2.    OPERATING LEASE:

        The Property is leased to Sears Logistics Services, Inc. ("Sears"). Sears renewed their lease effective January 1, 2003. The renewed lease matures December 31, 2006 and provides for annual minimum rental payments in the amount of $2,041,000. In addition to minimum rent, the lease provides for the recovery of certain operating expenses from Sears. These amounts are included as tenant reimbursements in the accompanying statements of revenue and certain expenses.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Keystone Property Trust:

        We have audited the accompanying combined statement of revenue and certain expenses of Capital Business Center for the year ended December 31, 2001. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this combined statement of revenue and certain expenses based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying combined statement of revenue and certain expenses of Capital Business Center was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Keystone Property Trust as described in Note 1, and is not intended to be a complete presentation of Capital Business Center's revenues and expenses.

        In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of Capital Business Center for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

January 31, 2003
Philadelphia, Pennsylvania

CAPITAL BUSINESS CENTER

COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the Nine Months Ended September 30, 2002 (Unaudited)	For the Year Ended December 31, 2001
REVENUE:
Rent	$3,733,702	$5,024,682
Tenant Reimbursements	1,220,016	1,664,959

Total Revenue	4,953,718	6,689,641

CERTAIN EXPENSES:
Maintenance and Other Operating Expenses	674,333	834,323
Management Fees	96,263	126,394
Real Estate Taxes	798,548	684,795
Insurance	97,471	75,492

Total Certain Expenses	1,666,615	1,721,004

REVENUE IN EXCESS OF CERTAIN EXPENSES	$3,287,103	$4,968,637

The accompanying notes are an integral part of this financial statement.

CAPITAL BUSINESS CENTER

NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

FOR THE PERIODS ENDING SEPTEMBER 30, 2002 AND DECEMBER 31, 2001

1.    BASIS OF PRESENTATION:

        The combined statements of revenue and certain expenses reflect the operations for the periods presented of the Capital Business Center (the "Portfolio"). It is expected that this Portfolio will be acquired by Keystone Property Trust (the "Company") in the first quarter of 2003.

        Total consideration for this acquisition is estimated to be approximately $47.5 million, excluding closing costs, and is expected to be funded using borrowings under the Company's line of credit facility.

        The combined statements of revenue and certain expenses have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements are not representative of the actual operations of the Portfolio for the periods presented, as certain expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the Portfolio have been excluded. Expenses excluded consist of depreciation and amortization, and other costs.

        The Portfolio consists of the following six properties:

Property Address	Location	Type	Owner	Aggregate Net Rentable Sq. Ft.
400 First Street, Bldg 1	Middletown, PA	Operating	Capital Lane Property Holding, LP	167,500
401 First Street	Middletown, PA	Operating	Capital Lane Property Holding, LP	490,140
500 Industrial Lane	Middletown, PA	Operating	Capital Lane Property Holding, LP	115,890
400 First Street, Bldg 6	Middletown, PA	Operating	Capital Lane Property Holding, LP	242,824
600 Hunter Lane	Middletown, PA	Operating	Capital Lane Property Holding II, LP	216,387
300 Hunter Lane	Middletown, PA	Operating	Capital Lane Property Holding II, LP	321,333

				1,554,074

        The accounts of each building noted above are combined in the accompanying statements of revenue and certain expenses.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. The ultimate results could differ from those estimates.

        The combined statement of revenue and certain expenses for the nine months ended September 30, 2002 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the combined statement of revenue and certain expenses for the interim period have been included. The results of the interim period are not necessarily indicative of the results for the full year.

2.    OPERATING LEASES:

        In addition to minimum rent payments, the leases provide for the recovery of certain operating expenses from the tenants of their pro rata share. These amounts are included as tenant reimbursements in the accompanying statements of revenue and certain expenses.

        The following tenants account for greater than 10% of annual minimum rent for the year ended December 31, 2001:

Property	Tenant	Minimum Rent
400 First Street, Bldg 1	Exel Logistics, Inc.	$396,417
401 First Street	Exel Logistics, Inc.	$1,159,998
400 First Street, Bldg 6	SED International, Inc.	$412,868
400 First Street, Bldg 6	Fresenius USA, Inc.	$399,925
600 Hunter Lane	United Fixtures Company	$387,513

        The SED International, Inc. lease expires March 31, 2003.

        The Portfolio is leased to tenants under operating leases with expiration dates extending to September 30, 2008. Future minimum rentals under non-cancelable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 2001 are as follows:

2002	$5,082,000
2003	$5,209,000
2004	$5,033,000
2005	$2,467,000
2006	$1,964,000
2007 and thereafter	$1,533,000

3.    SUBSEQUENT EVENT:

        During 2002, the Portfolio was acquired by Capital Lane Property Holding, LP and Capital Lane Property Holding II, LP from an unaffiliated entity. The purchase price of these transactions was not materially different than that to be paid by the Company.

QuickLinks

  ITEM 2. ACQUISITION
  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
KEYSTONE PROPERTY TRUST INDEX
KEYSTONE PROPERTY TRUST UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
KEYSTONE PROPERTY TRUST PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET— AS OF SEPTEMBER 30, 2002 (Unaudited—in thousands)
KEYSTONE PROPERTY TRUST PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2002 (Note 3) (Unaudited—in thousands, except share and per share data)
KEYSTONE PROPERTY TRUST PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR YEAR ENDED DECEMBER 31, 2001 (Note 4) (Unaudited in thousands, except share and per share data)
KEYSTONE PROPERTY TRUST NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
REPORT OF INDEPENDENT AUDITORS
2040 NORTH UNION STREET STATEMENT OF REVENUE AND CERTAIN EXPENSES
2040 NORTH UNION STREET NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES FOR THE PERIODS ENDING SEPTEMBER 30, 2002 AND DECEMBER 31, 2001
REPORT OF INDEPENDENT AUDITORS
CAPITAL BUSINESS CENTER COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
CAPITAL BUSINESS CENTER NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES FOR THE PERIODS ENDING SEPTEMBER 30, 2002 AND DECEMBER 31, 2001